AMERICAN INDEPENDENCE FUNDS TRUST II

(THE “TRUST”)

SUPPLEMENT DATED JUNE 30, 2015

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED

MARCH 1, 2015

(AS SUPPLEMENTED THROUGH MAY 12, 2015)

LAFFER DIVIDEND GROWTH FUND

(TICKER SYMBOL:  LDGIX, LDGAX, LDGCX)

(the “Fund”)

At a Board meeting held on April 29, 2015, the Board of Trustees of the American Independence Funds Trust II, including a majority of the Independent Trustees, unanimously approved a name change of the Trust. Effective June 30, 2015, the name of the Trust will be the Rx Funds Trust. The name of the Fund will remain the same, the American Independence Laffer Dividend Growth Fund.

Effective June 30, 2015, throughout the Prospectus and Statement of Additional Information, the name “American Independence Funds Trust II” shall be replaced with “Rx Funds Trust”.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE